                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 29, 1997
                                                             (December 12, 1997)
                                                             -------------------


                               THE SCOTTS COMPANY
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             (Exact name of registrant as specified in its charter)




      Ohio                    1-11593                           31-1199481
------------------    ---------------------                 ------------------
(State or other           (Commission File                    (IRS Employer
 jurisdiction of              Number)                       Identification No.)
 incorporation)


  14111 Scottslawn Road, Marysville, Ohio                               43041
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (937) 644-0011
                                                   ----------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.
-------------------------------------------

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
-----------------------------------------------

                  On December 12, 1997, Scotts Holdings Limited ("Scotts Holdings"), a wholly-owned subsidiary of The Scotts Company, purchased all of the outstanding shares of Levington Group Limited ("Levington") which, through its subsidiaries, is the leading producer of consumer and professional lawn fertilizer, organics and horticultural products in the United Kingdom. The shares of Levington were purchased from Prudential Nominees Limited PAC Account; Prudential Nominees Limited PSPS Account; Prudential Nominees Limited USV Account; Prudential Nominees Limited BWV Account; Prudential Nominees Limited Holborn Account; Prutec Limited; The Sears Pension Plan by The Chase Manhattan Bank NA; HSBC Equity Limited; Candover Investments plc; Candover Trustees Limited; Candover Partners Limited as General Partner of Candover 1991 Lead Investors Limited Partner; Candover Partners Limited as General Partner of Candover 1991 UK Limited Partnership; Candover Partners Limited as General Partner of Candover 1991 US Limited Partnership; 3i Group plc; NatWest Ventures Investments Limited; Philip Parry; Mrs. L. Parry; Philip Parry and Lynne Parry as trustees of the Parry Trust; N. W. Gibbs; Mrs. A. Gibbs; N. W. Gibbs and A. Gibbs as trustees of the Gibbs Trusts; P. J. Elsdon; Mrs. B. Elsdon; P. J. Elsdon and B. Elsdon as trustees of the Elsdon Trust; and Fairmount Trustee Services Limited as trustee for the time being of the Levington Unapproved Pension Fund, in a privately-negotiated transaction.

                  The aggregate amount of consideration for the shares of Levington acquired by Scotts Holdings (including debt assumed and acquisition costs) was approximately 56.7 U.K. Pounds Sterling or approximately $93.7 million U.S. Dollars. Scotts Holdings used funds available under the Fourth Amended and Restated Credit Agreement (the "Credit Agreement"), to which Scotts Holdings and The Scotts Company are parties, in order to pay the purchase price for the shares of Levington. The identity of the banks which are parties to the Credit Agreement has been omitted as contemplated under Item 2(a) of Form 8-K and filed separately with the Securities and Exchange Commission.

                  Neither Scotts Holdings nor The Scotts Company has any present plans to devote any material amount of the assets related to the operations of Levington and its subsidiaries to purposes other than the production of consumer and professional lawn fertilizer, organics and horticultural products.


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                  The consummation of the acquisition of Levington is described in the press release issued on December 15, 1997, which is included herewith as
Exhibit 99.

Item 3.  Bankruptcy or Receivership.
------------------------------------

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------

                  Not Applicable.

Item 5.  Other Events.
-----------------------

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.
-------------------------------------------------

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------
                  (a) - (b) No financial statements or pro forma financial information is required to be filed herewith.

                  (c) Exhibits:

          Exhibit Number                             Description
          --------------                             -----------

                    2                          Agreement for the Sale and
                                               Purchase of Levington Group
                                               Limited, dated December 12, 1997,
                                               between Scotts Holdings Limited,
                                               as Purchaser, and Prudential
                                               Nominees Limited PAC Account;
                                               Prudential Nominees Limited PSPS
                                               Account; Prudential Nominees
                                               Limited USV Account; Prudential
                                               Nominees Limited BWV Account;
                                               Prudential Nominees Limited
                                               Holborn Account; Prutec Limited;
                                               The Sears Pension Plan by The
                                               Chase Manhattan Bank NA; HSBC
                                               Equity Limited; Candover
                                               Investments plc; Candover
                                               Trustees Limited; Candover
                                               Partners Limited as General
                                               Partner of Candover 1991 Lead
                                               Investors Limited Partner;
                                               Candover Partners Limited as
                                               General Partner of Candover 1991
                                               UK Limited Partnership; Candover
                                               Partners Limited as General
                                               Partner of Candover 1991 US
                                               Limited

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

                                               Partnership; 3i Group plc;
                                               NatWest Ventures Investments
                                               Limited; Philip Parry; Mrs. L.
                                               Parry; Philip Parry and Lynne
                                               Parry as trustees of the Parry
                                               Trust; N. W. Gibbs; Mrs. A.
                                               Gibbs; N. W. Gibbs and A. Gibbs
                                               as trustees of the Gibbs Trusts;
                                               P. J. Elsdon; Mrs. B. Elsdon; P.
                                               J. Elsdon and B. Elsdon as
                                               trustees of the Elsdon Trust; and
                                               Fairmount Trustee Services
                                               Limited as trustee for the time
                                               being of the Levington Unapproved
                                               Pension Fund, as Sellers

                   99                          Press Release issued December 15,
                                               1997


Item 8.  Change in Fiscal Year.
--------------------------------

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
-------------------------------------------------------------

                  Not Applicable



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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE SCOTTS COMPANY



Date:  December 29, 1997            By: /s/ Charles M. Berger
                                       ----------------------------------------
                                          Charles M. Berger, Chairman of
                                          the Board, President and Chief
                                          Executive Officer


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                                INDEX TO EXHIBITS


Exhibit Number                              Description                                     Location
--------------                              -----------                                     ---------
       2                   Agreement for the Sale and Purchase of Levington Group               *
                           Limited, dated December 12, 1997, between Scotts Holdings
                           Limited, as Purchaser, and Prudential Nominees Limited PAC
                           Account; Prudential Nominees Limited PSPS Account;
                           Prudential Nominees Limited USV Account; Prudential
                           Nominees Limited BWV Account; Prudential Nominees Limited
                           Holborn Account; Prutec Limited; The Sears Pension Plan by
                           The Chase Manhattan Bank NA; HSBC Equity Limited; Candover
                           Investments plc; Candover Trustees Limited; Candover
                           Partners Limited as General Partner of Candover 1991 Lead
                           Investors Limited Partner; Candover Partners Limited as
                           General Partner of Candover 1991 UK Limited Partnership;
                           Candover Partners Limited as General Partner of Candover
                           1991 US Limited Partnership; 3i Group plc; NatWest
                           Ventures Investments Limited; Philip Parry; Mrs. L. Parry;
                           Philip Parry and Lynne Parry as trustees of the Parry
                           Trust; N. W. Gibbs; Mrs. A. Gibbs; N. W. Gibbs and
                           A. Gibbs as trustees of the Gibbs Trusts; P. J. Elsdon;
                           Mrs. B. Elsdon; P. J. Elsdon and B. Elsdon as trustees of
                           the Elsdon Trust; and Fairmount Trustee Services Limited
                           as trustee for the time being of the Levington Unapproved
                           Pension Fund, as Sellers

      99                   Press Release Issued December 15, 1997                                  *


--------------------
*Filed herewith.




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